PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated September 22, 2021,
to
Prospectuses dated May 10, 2021,
for
VUL Protector® Contracts

This supplement should be read and retained with the current prospectus for your variable life insurance Contract. This supplement is intended to update certain information in the prospectus for your variable life insurance Contract. If you would like another copy of the current prospectus, please contact us at (800) 778-2255.

This supplement applies to Contacts generally applied for on or after October 18, 2021.

1) OTHER BENEFITS AVAILABLE UNDER THE CONTRACT
The row “Lapse Protection Rider” in the OTHER BENEFITS AVAILABLE UNDER THE CONTRACT section table is hereby deleted and replaced with the following.

Lapse Protection Rider(1)	Provides guarantee that, beginning in the sixth Contract year, Contract will be kept in force and will not lapse.	Standard
•Outstanding Contract loans will void the guarantee.
•Only available if the No-Lapse Guarantee Value is greater than zero and there is no Contract Debt.
•The rider (and guarantee) ends on the Contract Anniversary on or following the insured’s 91st birthday.

2) Lapse Protection Rider
The Lapse Protection Rider subsection is hereby deleted and replaced with the following.
Your Contract is issued with an attached Lapse Protection Rider. Under the Lapse Protection Rider, beginning in the sixth Contract Year, we agree to keep your Contract in force and guarantee that your Contract will not lapse, as long as the No-Lapse Guarantee Value is greater than zero and there is no Contract Debt. This rider ends on the Contract Anniversary on or following the insured’s 91st birthday.
On the Contract Date and on each Monthly Date thereafter, we will calculate your No-Lapse Guarantee Value, which is equivalent to your No-Lapse Contract Fund. Your No-Lapse Contract Fund is the accumulated value of the no-lapse net premium amounts, plus no-lapse interest, and minus the monthly no-lapse charges. Additionally, the No-Lapse Contract Fund is adjusted for any withdrawals and loans. Beginning in the sixth Contract Year, if the No-Lapse Guarantee Value is greater than zero and there is no Contract Debt, your Contract will remain in force until the next Monthly Date, even if you experience poor investment results and your Cash Surrender Value falls to zero or less.
For example assume a Contract where:
1.The Single Premium No-Lapse Premium or Modal No-Lapse Premium is paid on or before the due date(s) (these illustrated premium amounts will provide lapse protection until the Contract Anniversary on or following the insured’s 91st birthday);
2.an average Contract Fund net rate of return (all years) of 0%; and
3.no loans, withdrawals, or Contract changes.
In this example, because the required premium amount to maintain the no-lapse guarantee was paid on or before the scheduled due date, and there is no Contract Debt, withdrawals, or Contract changes the Contract will not lapse due to poor investment results. As long as you continue to make the required no-lapse premium payments on or before the due date, this no-lapse guarantee will remain in effect for as long as the guarantee is available.
Your Pruco Life of New Jersey representative can supply sample illustrations of various premium amount and frequency combinations that will keep your Contract in force under the Lapse Protection Rider.
Under the Lapse Protection Rider, premiums are applied to your No-Lapse Contract Fund as of the date they are received. For any premium we receive in the 60-day period preceding a Contract Anniversary on which the sale charges decrease, we will subtract a no-lapse sales charge no greater than the amount we would subtract if that premium were received on the Contract Anniversary.
PRODUCTSUP150
VULP21

PROSPECTUS SUPPLEMENT
Your No-Lapse Guarantee Value is calculated solely to determine whether your Contract is in force or in default. These are not cash values that you realize by surrendering the Contract, nor are they payable as Death Benefits, and they do not change your Contract values. The process to calculate your No-Lapse Guarantee Value is similar to the process that determines your actual Contract values, however, the No-Lapse Guarantee Value will not be impacted by any investment loss or gain of the Contract Fund.
Like the Contract's actual monthly charges, the no-lapse monthly charges applied to the No-Lapse Contract Fund vary based on Basic Insurance Amount, optional benefits selected, and the issue age, sex, and underwriting classification of the insured. The no-lapse monthly charges are used only to determine whether your Contract is in default and does not affect your actual Contract values or charges. The monthly no-lapse charges that are specific to your Contract will appear in the section titled Lapse Protection Rider Data in your Contract. For Contracts receiving monthly benefits under the Enhanced Disability Benefit Rider, the No-Lapse Contract Fund will be credited on each Monthly Date with an amount equal to the no-lapse charges for that Monthly Date.
If the Cash Surrender Value is zero or less and 1) the No-Lapse Guarantee Value equals zero or less, or 2) the No-Lapse Guarantee Value is greater than zero and you have Contract Debt, your Contract will be in default. If you take withdrawals and loans from your Contract, you increase the risk that your Contract will go into default. See LAPSE AND REINSTATEMENT.
If you elected the Guideline Premium Test for the definition of life insurance test, you may not be able to pay enough to get the guarantee for the duration you desire without violating the definition of life insurance. This is not true when choosing the Cash Value Accumulation Test for the definition of life insurance. See PREMIUMS and Tax Treatment Of Contract Benefits.

3) Available Types Of Premium
The two bulleted paragraphs in the Available Types Of Premium subsection are hereby deleted and replaced with the following.
•The Single Premium No-Lapse Premium is a premium that, if paid on the Contract Date, will keep the Contract in force at least until the insured’s Attained Age 91, regardless of investment performance and assuming no loans, withdrawals, or Contract changes.
•The Modal No-Lapse Premiums are premiums that, if paid on the Contract Date and each modal date up to the insured’s Attained Age 91, will keep the Contract in force at least until the insured’s Attained Age 91, regardless of investment performance and assuming no loans, withdrawals, or Contract changes.

4) LAPSE AND REINSTATEMENT
The last two paragraphs in the “LAPSE AND REINSTATEMENT” section are hereby deleted and replaced with the following.
The reinstatement date will be the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund. We will also credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement. If your Contract is reinstated after lapse, the Lapse Protection Rider will also be reinstated, provided the rider is not expired due to the insured’s Attained Age 91. Following reinstatement, all Contract charges will resume based upon the current Contract Year and Attained Age of the insured. We reserve the right to change the requirements to reinstate a lapsed Contract.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

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VULP21